Exhibit 99.1

1 Company overview Company overview  Who: Purple is a leading comfort technology company that leverages its operational and innovation expertise to design and sell a portfolio of patented comfort products backed by a unique brand  What: Purple designs, manufactures and sells a range of comfort technology offerings, including mattresses, a pillow, cushions, sheets, bed platforms and other products  Why: Purple exists to help people feel better. The Company’s goal is to bring comfort to lives around the world, whether they are sitting, sleeping or standing (1)  How: Purple operates with a strategy of profitable growth through direct - to - consumer channels. Purple has bootstrapped its efforts, investing everything back into product innovation, production and marketing  When: Purple officially launched on January 22, 2016 with the “Goldilocks” commercial after a successfully funded Kickstarter campaign in September 2015  Where: Headquarters sit at the base of the Wasatch Mountains in Alpine, Utah. Most manufacturing, assembly and shipping is done out of Grantsville, Utah. The Company is proud to bring manufacturing and jobs to the U.S. Net revenue ($m) and growth (%) Adjusted EBITDA ($m) and margin (%) (2) (1) Purple has not yet entered into the stand market (2) Refer to pages 32 - 33 for GAAP reconciliation 3.9% 3.7% 8.0% 3.1% 2.9% $65.5 $190.0 $425.0 $20.7 $77.8 2016 2017E 2018E 1H 2016 1H 2017 190% 124% 276% $2.6 $7.1 $34.0 $0.6 $2.3 2016 2017E 2018E 1H 2016 1H 2017

2 GPAC investment thesis Large and growing bedding industry. The over $22.4bn U.S. bedding industry is large and growing and is being revolutionized by direct - to - consumer distribution models. Purple is a leader in the direct - to - consumer segment and aims to further drive industry change across the sit, sleep and stand categories (1)(2) H istory of innovation. The Company’s founding team has a strong track record of innovation over the past 20+ years and GPAC believes that Purple’s design, development and manufacturing expertise position it to continue to release innovative new technologies, products and manufacturing machines Attractive financial profile characterized by a rare combination of hyper - growth, scale and profitability. The Company achieved net revenue of $77.8m in 1H 2017, reflecting 276% year - over - year growth. GPAC believes that Purple is well positioned to continue its dynamic growth trajectory . Purple was also profitable on an adjusted EBITDA basis in 2016 and in the first half of 2017 and GPAC believes Purple will realize margin efficiency and increase profitability as the business continues to scale Proprietary and patent protected technology. Purple has differentiated, proprietary and patent protected comfort - related technologies, machines, packaging and products (3) . Moreover, the Company and its owners have over 20 years of experience protecting IP and licenses. GPAC believes that the Company’s intellectual property and expertise provide strong and sustainable competitive advantages Proprietary and patent protected manufacturing processes. Proprietary manufacturing processes, equipment and know - how allow Purple to efficiently produce its differentiated, high - performing products Vertically integrated. Vertical integration enables the Company to rapidly test, learn and scale, thereby improving design and development capabilit ies as well as increasing operational efficiency 1 2 3 4 5 6 Innovative and effective social marketing capabilities. Effective digital and social marketing has created viral brand awareness that has driven consumer demand Multiple avenues for future growth. Purple has many opportunities to continue to drive growth including further direct - to - consumer penetration, product innovations and category extensions , selling through " brick - and - mortar " retailers and expanding sales beyond the U.S. Experienced leadership team with a proven track record . Purple is led by a seasoned team of industry experts that have helped to create and define the category and are highly qualified to execute the Company's strategic vision 7 8 9 (1) Purple has not yet entered into the stand market (2) Market size estimate based on data from ISPA , Wall Street research and Furniture Today (3) Purple owns or has exclusive rights to use 76 issued or pending patents

Company overview

4 Purple changes lives See www.onpurple.com/reviews “I am disabled and suffer from Spastic Cerebral Palsy. My disability causes me to suffer with constant back and leg pain. After the first night of sleeping on our Purple, I had no pain at all, and have had no pain since. This product has saved my life .” − Vinny “Serious , go get one, finance one, buy one if you can afford it. Do it now! My back is incredible and thanks me every day .” − Ilan A. “ We LOVE our Purple mattress. I originally purchased this because my husband often woke up with a sore back, sore knees, and numbness. Not anymore !” − Michelle B. “My husband and I love our purple mattress. We both use to wake up feeling crippled but now the aches and pains are gone. The Purple material is totally unique and superior to any other bed out there .” − Kim G. “In the past I've always struggled with lower back pain. Since I've slept on the Purple mattress, my lower back pain has disappeared .” − Mike W. “For the first time in about 20 years I have not awoken during the night due to hip pain. From the first night till now, the Purple mattress has been a God send .” − Susan S. Note: Purple does not guarantee the same or similar results for any consumer

5 Investment highlights Market opportunity Large and growing market, with a DTC segment that more than doubled its market share between 2015 and 2016 (2) Vertical integration Purple’s integrated innovation, manufacturing and marketing capabilities provides competitive advantages Financial Unusual intersection of hyper - growth, scale and profitability Proven team Experienced team of innovation, technology, manufacturing, marketing, data management and retail experts Growth opportunities Open runway for growth and expansion opportunities Purple is recognized as a leading comfort technology brand that designs and manufactures products to improve how people sleep, sit & stand (1) Go - to - market strategy Innovative marketing capabilities with multi - channel distribution strategy drive strong brand awareness and adoption Unique technology Backed by proprietary comfort and manufacturing technologies, know - how and design and development expertise Innovative product portfolio Success across multiple product categories leveraging the Company’s proprietary Hyper - Elastic Polymer ® technology and innovative design (1) Purple has not yet entered into the stand market (2) Based on ISPA estimates and published Wall Street research 1 2 3 4 5 6 7 8

6 Purple has a large and growing market opportunity Segmentation of U.S. bedding industry (2016) ($bn) 17.5 22.4 3.2 1.3 0.4 Mattresses Sheets & mattress protectors Pillows Mattress pads Total bedding industry U.S . mattress industry is large, stable and growing (1)(2) ($bn) (1) (1) “Mattresses ” and “U.S . mattress industry” includes sales of mattresses and foundations by traditional manufacturers and total revenues of DTC mattress player s (2) “Traditional” per ISPA, multiplied by a 2.0x retail markup; “Direct - to - consumer” per published Wall Street research, representin g total revenues of e - Commerce mattress brands (3) Purple has not yet entered into the stand market Source : ISPA, Wall Street research, Furniture Today Sit and stand markets provide additional upside (3) 1% 60 % DTC revenues are expected to quadruple between 2015 and 2017 (2) Purple has room for further DTC penetration Targeted markets are DTC, traditional mattress retail and mass retail. Purple has active B2B programs in each of these markets Complementary products such as pillows and cushions further expand opportunities 1 15.0 16.2 16.7 16.9 0.1 0.3 0.8 1.2 14.0 15.1 16.5 17.5 18.1 2013 2014 2015 2016 2017E Traditional Direct-to-consumer 4% ’16 – ‘17E CAGR

7 Purple is poised for greater digital penetration and disruption The industry is still in relatively early stages in terms of online penetration ~5% 0% 20% 40% 60% 80% 100% Food & Drug Health & Beauty Automotive Parts Hardware & Home Improvement Mattresses Specialty Jewelry Sporting Goods Housewares & Home Furnishings Mass Merchant Apparel & Accessories Toys and Hobbies Flowers & Gifts Computers & Electronics Office Supplies Books, Music, & Video Market share of top 500 e - Commerce retailers by category - 2016 (2) Mattresses still exhibit a low level of online penetration, with ample room to grow market share  Since 1984, the U.S. mattress industry has exhibited stable, long - term growth with a 5% CAGR ― Since 1984, the mattress market has seen growth in all but two years despite 3 recessionary periods  Steady increase in average selling prices  Contracting replacement cycles driven by increasing focus on sleep & health  Direct - to - consumer sellers are taking share from traditional incumbents Consistently growing market disrupted by direct - to - consumer entrants (1) (1) Commentary based on ISPA report (2) Internet Retailer 2016 Top 500 guide Source: ISPA, Better Sleep Council 1

8 0 20 40 60 80 100 Feb-00 Mar-01 Apr-02 May-03 Google interest over time (1) Purple’s massive market share gains Purple’s brand recognition is growing at a rapid clip… (1) …translating into rapid market share gains vs. competitors (2) Purple was launched one year after Leesa and Helix, two years after Casper and Tuft & Needle and five years after Saatva (1) Google Trends, U.S.A. as of May 2017. Benchmarked out of 100. Saatva data only available since January 2013 (2) “ U.S. mattress market” includes sales of mattresses and foundations by traditional manufacturers and total revenues of DTC mattress players U.S. mattress market U.S. direct - to - consumer channel 2017E market share ’15 – ‘17E market share change (bps) 2017E market share ’15 – ‘17E market share change (bps) DTC Other Traditional manufacturers T + 26 T + 0 T + 13 T + 39 T + 53 Months after launch (T) 15.3% 24.1% 18.1% 12.0% 12.0% 6.0% 12.4% 1,329 265 191 (147) (760) (969) Traditional manufacturers 93.1% DTC 6.9% 507 (507) 1

9 One of a kind solution A superior product at a competitive price that is functionally different and visually unique Purple’s comfort technology, performance and unique feel differentiates the mattress Other products in market Hyper - Elastic Polymer ® Smart - Comfort Grid and quality cushioning base Memory foam, polyurethane foam Polyurethane foam Steel coils, memory foam and polyurethane foam Proprietary Tempur material (foam) Competing offerings are either soft OR firm Purple is both soft AND firm Memory foam, coil Memory foam, coil hybrid Purple’s game - changing comfort technology mattress 2

10 Purple’s innovative proprietary and patented technologies History of innovation led to the rise of comfort technologies across sleep, sit and stand (1) Hyper - Elastic Polymer ® Purple’s proprietary and patented Hyper - Elastic Polymer ® , one of a portfolio of advanced comfort technologies; a blend of chemistry and geometry originally designed to combat compression sores Temperature Neutral Purple doesn’t sleep or sit hot or cool; instead, customers say “it’s perfect” Pressure - Releasing Comfort & Support Purple’s proprietary and patented pressure - releasing technology provides excellent support for your spine and back with noticeably lower pressure on hips and shoulders Free Air Flow Purple’s column design allows air to flow freely, thereby preventing moisture trapping, extending the life of the mattress and seat cushions while providing a cleaner, more comfortable experience x Food - grade Non - toxic Hypoallergenic (1) Purple has not yet entered into the stand market 2

11 Competitive moat with multiple barriers to entry Proprietary & patent protected technology Proprietary processes Process knowledge and know - how  Proprietary and patent - protected comfort technologies and Mattress Max ™ machinery  Competitors in general use the same old, basic materials - a mix of memory and polyurethane foam, steel coils and latex foam  76 granted and pending patents owned or exclusive right to use in – Manufacturing – Products – Packaging  Purple designed and developed Mattress Max ™ and cushion molding machinery to enable Hyper - Elastic Polymer ® molding at scale  Significant investments to develop machinery and trade - secrets over last 20 years creates a strategic advantage  Extensive expertise that can only be gained from years of hands - on manufacturing of our unusual materials and machines  Mass manufacturing enables Purple to price into the majority of the market  Vertical integration enables rapid innovation and continuous improvement  On - site fabrication and repair teams enable high manufacturing uptime and in - house development of new equipment Purple maintains a strong competitive moat 2

12 Launch date 2016 2017 Platform Base Sheets Expanding product portfolio creates compelling long - term value proposition Seat Cushions (since 2010) Pillow Mattress Protector PowerBase Q1’16 Q2’16 Q3’16 Q4’16 Q1’17 Q2’17 Q3’17 Q4’17 Mattress  Patented advanced cushioning technology  Hyper - Elastic Polymer ® to be stretchy and durable  Grid pattern designed to progressively fold and yield under pressure  Gentle, invisible neck support for additional comfort  Sleeps cool with patented Purple design  World’s first bamboo - based, ultra stretchy sheets for supreme comfort and pressure relief  Makes any bed more comfortable than non -

12 Launch date 2016 2017 Platform Base Sheets Expanding product portfolio creates compelling long - term value proposition Seat Cushions (since 2010) Pillow Mattress Protector PowerBase Q1’16 Q2’16 Q3’16 Q4’16 Q1’17 Q2’17 Q3’17 Q4’17 Mattress  Patented advanced cushioning technology  Hyper - Elastic Polymer ® to be stretchy and durable  Grid pattern designed to progressively fold and yield under pressure  Gentle, invisible neck support for additional comfort  Sleeps cool with patented Purple design  World’s first bamboo - based, ultra stretchy sheets for supreme comfort and pressure relief  Makes any bed more comfortable than non - stretch standard or luxury sheets  Stretchy mattress protector leads to deeper, better sleep  Maintains mattress comfort and still liquid proof  Relieves tension using full - body massagers with 5 comfort levels  Elevates feet to reduce back discomfort and improve blood flow  Customized comfort positions  Strong, squeak - free platform with value pricing  2.5 inches taller than standard foundation – no boxspring needed  Provides more under - bed storage space x Multiple customer entry points across different price points x Varying product replacement cycle will lead to increased purchase frequency x Purple plans to enhance synergies between durable and consumable products New mattress portfolio (2H, 2, 3, 4) 3 synergies between durable and consumable products New mattress portfolio (2H, 2, 3, 4) 3

13 Innovation + manufacturing + marketing = vertical integration  Dedicated team focused on improving existing products and prototyping new designs  Proprietary and patent - protected Hyper - Elastic Polymer ® technology  76 granted and pending patents owned or exclusive right to use Innovation Manufacturing Marketing  2 facilities totalling 646,000 sq. ft. located in Alpine and Grantsville, UT  Facilities provide ample infrastructure to support massive growth  Proprietary & patent - protected Mattress Max ™ manufacturing equipment provides unique capabilities  Significant investments made to increase capacity and expand redundancy  Highly experienced digital marketing team that drives strong brand awareness  Innovative marketing partnerships with major brands, including Disney www.youtube.com/watch?v=UFVPBFzRFhY  Massive social media presence  Marketing efficiency with high ROI Strong IP generation & protection Low cost & scalable infrastructure Increase brand awareness, engagement & conversion Vertically integrated brand Manufacturing Products Packaging 4

14 Consistent voice promoting a true lifestyle brand… Innovative marketing drives unparalleled awareness Differentiated branding that is humorous, memorable and communicates unique & compelling product features Campaigns 125m 70m 34m 35m 11m 17m 27m 30m 3 dozen others 309m 117m Video views Sleep Sit Stand (1) Purple’s video campaigns have extensive social reach x Loyal audience that frequently engages with Purple’s viral content throughout replacement cycles and across different products x 775m video views across Facebook and YouTube with 550,000+ fans and subscribers across social media x Efficient customer acquisition with tailored content (1) Purple has not yet entered into the stand market 3 years of footage is watched every day on our channels 5

15 Direct - to - consumer Brick - and - mortar relationships Specialty  Purple continues to increase sales and penetration through existing channels  Millions of unique visitors per month  Coveted digital platform statistics (YouTube, Facebook etc.)  Established relationships given long history of products  Ability to reach large store footprint  Catalogue and TV home shopping provide additional levers for sales  Strength in smaller ticket sales / impulse purchases Select current partners: (1) Retail relationships  Announced test with Mattress Firm in select locations  Largest specialty mattress retailer with approximately 3,500 stores (2) Multi - channel distribution strategy 1 3 2 4 Consumer curious but would like to test in person, leading to in - store purchase In - store consumer experience leading to online purchase ? Videos + Mobile + Social + Website Purple Zone in stores (1) Excluding samsclub.com, only non - mattress products are sold through these channels (2) 2016 Furniture Today, Mattress Firm 5 ( Samsclub.com)

16 Purple growth opportunities Multi - channel distribution / retail relationships Category & vertical expansion Purple has multiple vectors to drive growth International expansion Existing product innovation Direct - to - consumer growth & penetration New product launches across sleep, sit & stand 6

17 Visionary leaders…  Over 20 years of product development history with Purple’s predecessor companies  Tony is the visionary behind Purple’s patented Hyper - Elastic Polymer ® technology  Has numerous patents and has been key to taking many ideas to the manufacturing stage  Over 13 years of experience in advanced aerospace materials and engineering  Has transitioned day to day responsibilities to Terry and the Management team  Terry has spent over 20 years focused on designing cushion technology and other products  Production , research & development and bringing the brothers’ ideas to life  Development of Mattress Max ™ , Purple’s patented mattress manufacturing machine  Over 20 years of experience in manufacturing, design and project management prior to Purple  Continues to realize his goal of making millions of people more comfortable Sam Bernards Chief Executive Officer  Sam led numerous teams at Walmart that were responsible for a $2 billion program to optimize its global supply chain, a $7 billion program for strategic supplier management and an $80 billion growth strategy for Walmart U.S., which resulted in the launch of Walmart Express and other innovations  Founding member of venture capital firm Peak Ventures, which invested in 31 companies Terry & Tony Pearce Founders 7

18 …Complemented by an exceptional executive team Wayne Moorehead Chief Brand Officer  Previously CMO for a large public company as well as an INC 500 company where he was instrumental in building their billion - dollar brand  Has led brand strategy at multiple creative agencies where he worked with many well - known and iconic brands Alex McArthur Chief Marketing Officer  Alex leads the world class marketing and branding teams at Purple  Has experience in both agency and in - house settings, including startups and large public enterprises  Experience leading high growth disruption leveraging progressive marketing tactics  Led all digital marketing strategies including web, content, mobile, email, social, analytics and search marketing efforts Dan Hill Chief Retail Officer  13 total years leading retail efforts  Managed 13 MyComfort mattress stores  Led EquaPressure for 7 years and other wholesale programs for 10 total years Mark Watkins Chief Financial Officer  Spent over a decade at NuSkin, heavily involved with investor relations and other public company functions  Spearheaded hyper - growth at Traeger and was instrumental in securing a major capital investment  15 total years leading financial, HR, legal and IT functions 7

19 Complemented by an exceptional executive team (continued) Charlie Smith Chief Operating Officer  Held executive leadership roles in pharmaceutical, consumer goods, food and beverage and international consulting  Over 20 years of experience leading supply chain, manufacturing, product development, engineering, real estate and human resources in over 70 different countries for companies with revenues over $300 million Jodi Deputy Head of Purple People  23 years of HR and organizational leadership experience with progressive and proven track record  Global HR leader for industry - leading P&L’s in over 20 countries, focused on organic growth, mergers & acquisitions and attracting and retaining top talent in high - demand job markets Mitch Edwards Chief Business Development Officer  Former C - level executive of public and private high - profile e - Commerce , consumer electronics, Internet, entertainment and consumer brand companies  CEO of Overstock.com and CFO & General Counsel of Skullcandy, Razer, BitTorrent and Digital Courier Technologies Casey McGarvey Chief Legal Officer  22 years of experience as a trial attorney, 9 years as a general counsel  Litigated business cases, such as patent, trademark, anti - trust and products liability 7

20 Investment highlights Market opportunity Large and growing market, with a DTC segment that more than doubled its market share between 2015 and 2016 (2) Vertical integration Purple’s integrated innovation, manufacturing and marketing capabilities provides competitive advantages Financial Unusual intersection of hyper - growth, scale and profitability Proven team Experienced team of innovation, technology, manufacturing, marketing, data management and retail experts Growth opportunities Open runway for growth and expansion opportunities Purple is recognized as a leading comfort technology brand that designs and manufactures products to improve how people sleep, sit & stand (1) Go - to - market strategy Innovative marketing capabilities with multi - channel distribution strategy drive strong brand awareness and adoption Unique technology Backed by proprietary comfort and manufacturing technologies, know - how and design and development expertise Innovative product portfolio Success across multiple product categories leveraging the Company’s proprietary Hyper - Elastic Polymer ® technology and innovative design (1) Purple has not yet entered into the stand market (2) Based on ISPA estimates and published Wall Street research 1 2 3 4 5 6 7 8

Financial highlights

22 Financial highlights Net revenue ($m) and growth (%) Adjusted gross profit ($m) and margin (%) (1) Adjusted EBITDA ($m) and margin (%) (1) Commentary  Hyper - growth at scale – achieved 276% year - over - year growth in 1H 2017 ― Q3’17 revenue expected to be $52.0m – $55.0m  Profitable on an adjusted EBITDA basis since launch of mattress sales – highly efficient and effective customer acquisition  Further margin gains – economies of scale and introduction of new higher margin offerings  Significant upside opportunities not included in projections 3.9% 3.7% 8.0% 3.1% 2.9% 39.1% 46.1% 49.0% 37.5% 45.6% 8 $65.5 $190.0 $425.0 $20.7 $77.8 2016 2017E 2018E 1H 2016 1H 2017 190% 124% 276% $25.6 $87.5 $208.3 $7.8 $35.5 2016 2017E 2018E 1H 2016 1H 2017 $2.6 $7.1 $34.0 $0.6 $2.3 2016 2017E 2018E 1H 2016 1H 2017 (1) Refer to pages 32 - 33 for GAAP reconciliation

23 Key revenue detail Revenue growth % and distribution mix ($m) Upside opportunities not in the model Key takeaways DTC 97% Retail 3% 1H 2017 gross revenue mix  Numerous retail opportunities ― Pilot partnership with Mattress Firm at 40+ locations with the potential to expand to over 3,500 locations nationwide  New product innovations  Category and vertical expansion  International expansion 2016 – 2017E  Tremendous growth driven by DTC sales, increasing brand awareness and expanding product portfolio  Revenue impacted by capacity constraints  Investments have been made to expand capacity in order to scale unit production  Limited contribution from retail (no mattress sales ) 2018E  Continued investment to expand capacity  Increase penetration in DTC channel  Broaden retail penetration through existing and new partnerships  Enhance new customer conversion and cross - sell existing customers  Full year benefit of expanded mattress portfolio (Q4’17 launch), driving unit growth and uplift in blended ASP $65.5 $190.0 $425.0 2016 2017E 2018E 190% 124%

24 Key margin detail Adjusted OPEX and COGS as a % of net revenue (1)(2) Key takeaways (1) Excludes “Loss on disposal of property and equipment” (2) Refer to pages 32 - 33 for GAAP reconciliation  COGS as a % of net revenue improvement driven by multiple efficiency gains associated with scale and manufacturing improvements ― Deployment of additional Mattress Max TM lines and increased automation in 2017 - 2018 ― More efficient production from optimized molding configurations in 2018 ― Lower direct materials costs per unit and strategic sourcing initiatives  Marketing and selling expense as a % of net revenue projected to increase to drive incremental sales growth ― Marketing efficiency impacted by capacity constraints and Ghost Bed litigation in 2017 ― Continue to leverage highly efficient digital marketing sales strategy ― Support for new product launches and campaigns to increase brand awareness  G&A as a % of net revenue conservatively assumed to remain consistent  Material R&D investments have already occurred to create core capabilities, product portfolio and accumulated expertise 60.9% 53.9% 51.0% 27.3% 36.2% 33.7% 6.8% 5.9% 7.1% 1.2% 0.6% 0.7% 2016 2017E 2018E Marketing and selling General and administrative Research and development Cost of goods sold

25 Medium - term business outlook Target range Commentary Revenue growth 35% - 50%+  Further DTC growth  Expand retail penetration  Cross - sell existing customers  New product introductions  Category expansion  International expansion Adjusted gross margin 50%+  Higher margin products due to ASP uplift  Manufacturing optimization  Economy of scale improvements including direct material sourcing Adjusted EBITDA margin 17% - 20%  Multi - channel distribution  Cross - sell of existing customers  Marketing mix optimization  Marketing efficiency gains from increased brand awareness

26 Summary transaction terms (1) Existing Purple owners’ $900.0 million valuation is adjusted by its $30,089,832 of total liabilities, $4,000,000 of expected tra nsaction expenses and $2,159,052 of cash on hand (2) Assumes an illustrative per share price of $ 10.00 and $12,404,000 of available SPAC proceeds will fund the transaction with investors not wishing to participate to be replaced rather than redeemed (3) Pro - forma debt of $34,572 (capital leases), which is the $14,491 of current portion of long - term obligations and $ 20,081 of long - term obligations, net of current portion figures on the balance sheet Key transaction terms Sources & uses Sources (in $ millions) GPAC cash (2) $121.4 Purple roll - over equity 809.9 Current cash on hand 2.2 Total sources $933.5 Uses (in $ millions) Cash to existing Purple shareholders $58.2 Cash to balance sheet 50.0 Purple roll - over equity 809.9 Deal expenses ($11.4 from GPAC and $4.0 from Purple) 15.4 Total uses $933.5 Illustrative post - transaction ownership breakdown ▪ Pro - forma enterprise value of $894.0 million − 2.1x Purple’s 2018E net revenue of $425 million ▪ $50.0 million of cash to fund growth initiatives and for general corporate purposes ▪ Existing Purple owners receive an equity value of $868.1 million (1) − Transaction consideration includes $58.2 million of cash and 81.0 million shares (2) in GPAC at close (Purple owners rolling 93%+ of their equity) ▪ The minimum cash closing condition is $100 million, net of GPAC’s deal expenses ▪ 1/3 of GPAC Founder shares are forfeited and another 1/3 to be subject to an earnout, vesting when base shares trade up to $12.50 ▪ All Sponsor Warrants to be transferred to current Purple equity holders, further aligning their future interests with shareholders Pro - forma enterprise value at close (in $ millions, unless noted) GPAC illustrative price per share $10.00 Pro - forma shares outstanding 94.4 Total equity value $943.9 (+) Pro - forma debt (3) 0.0 ( - ) Cash on balance sheet (50.0) Pro - forma enterprise value $894.0 Purple roll - over 86% GPAC shareholders 13% GPAC sponsor 1% PF shares outstanding (millions) Purple roll - over 81.0 GPAC shareholders 12.1 GPAC sponsor shares not subject to forfeiture 1.3 Total share count 94.4

27 Comparable company benchmarking Trading metrics 2018E EV / revenue 2018E EV / adjusted EBITDA Note: Market data as of October 30, 2017. Multiples that are negative, unavailable or above a certain limit (50x) are considered not meani ng ful (“NM”) Source: Company filings, Wall Street research and FactSet High - growth consumer High - growth e - Commerce Traditional mattress and furniture 2.1x 5.6x 4.2x 3.7x 2.7x 2.5x 1.8x 5.5x 3.6x 3.2x 1.8x 1.8x 1.4x 2.4x 1.9x 1.7x 0.9x Median: 3.2x Median: 2.5x Median: 1.8x 26.3x 26.2x 22.4x 16.9x 16.3x 12.1x 9.9x 39.5x 31.8x 26.5x 25.5x 17.4x NM 13.7x 11.7x 10.8x 7.8x Median: 16.6x Median: 26.5x Median: 11.2x

28 Comparable company benchmarking Growth metrics 2016 – 2018E revenue CAGR 2016 – 2018E adjusted EBITDA expansion (bps) High - growth consumer High - growth e - Commerce Traditional mattress and furniture Note: Projections based on Wall Street research unless otherwise noted. Financials are normalized (adjusted for stock - based compensation, one - time items and amortization of intangibles) Source: Company filings, Wall Street research and FactSet 155% 25% 24% 23% 18% 10% 9% 136% 58% 48% 28% 22% 19% 11% 8% 7% 6% Median: 21% Median: 38% Median: 8% 406 187 103 83 72 (26) (162) 7,270 502 52 (32) (181) (1,263) 130 86 (24) (53) Median: 78 Median: 10 Median: 31

29 Comparable company benchmarking Operating metrics 2018E gross margin 2018E adjusted EBITDA margin High - growth consumer High - growth e - Commerce Traditional mattress and furniture Note: Projections based on Wall Street research unless otherwise noted. Financials are normalized (adjusted for stock - based compensation, one - time items and amortization of intangibles) Source: Company filings, Wall Street research and FactSet 49% 63% 59% 53% 47% 41% 36% 65% 51% 51% 46% 44% NA 63% 42% 30% 23% Median: 50% Median: 51% Median: 36% 8% 26% 23% 22% 21% 18% 11% 21% 14% 10% 7% 7% (16%) 18% 16% 16% 11% Median: 22% Median: 8% Median: 16%

Appendix

31 Projected non - GAAP income statement ($m) 2016 2017E 2018E 1H 2016 1H 2017 Total net revenue $65.5 $190.0 $425.0 $20.7 $77.8 % YoY growth NM 190% 124% NM 276% Cost of goods sold 39.9 102.5 216.7 12.9 42.3 Adjusted gross profit $25.6 $87.5 $208.3 $7.8 $35.5 % gross margin 39.1% 46.1% 49.0% 37.5% 45.6% Marketing and selling 17.9 68.8 143.1 5.3 28.3 % net revenue 27.3% 36.2% 33.7% 25.5% 36.4% General and administrative 4.4 11.1 30.0 1.5 4.6 % net revenue 6.8% 5.9% 7.1% 7.4% 5.9% Research and development 0.8 1.2 3.1 0.3 0.5 % net revenue 1.2% 0.6% 0.7% 1.5% 0.7% Total operating expenses $23.1 $81.2 $176.1 $7.1 $33.4 % net revenue 35.3% 42.7% 41.4% 34.5% 43.0% Adjusted operating income $2.5 $6.3 $32.1 $0.6 $2.0 % operating income margin 3.8% 3.3% 7.6% 3.0% 2.6% Adjusted EBITDA $2.6 $7.1 $34.0 $0.6 $2.3 3.9% 3.7% 8.0% 3.1% 2.9%

32 Adjusted EBITDA reconciliation ($m) (unaudited) 2016 2017E 2018E 1H 2016 1H 2017 Net income ($1.9) ($8.5) $19.9 ($1.6) $1.7 Depreciation & amortization 0.1 0.8 1.9 0.0 0.2 Net interest expense 0.0 0.1 (0.1) 0.0 0.0 Other expense, net (0.0) (0.0) - (0.0) (0.0) Income tax expense - - 11.4 - - EBITDA ($1.8) ($7.7) $33.1 ($1.5) $1.9 Loss on disposal 0.0 0.0 - - 0.0 Legal fees 0.2 0.9 0.9 0.1 0.3 Deal fees - 13.9 - - 0.0 Related party royalties 4.1 - - 2.1 - Adjusted EBITDA $2.6 $7.1 $34.0 $0.6 $2.3 % net revenue 3.9% 3.7% 8.0% 3.1% 2.9%

33 Adjusted COGS and G&A reconciliation ($m) (unaudited) 2016 2017E 2018E 1H 2016 1H 2017 GAAP COGS $44.0 $102.5 $216.7 $15.0 $42.3 Related party royalties (4.1) - - (2.1) - Adjusted COGS $39.9 $102.5 $216.7 $12.9 $42.3 % net revenue 60.9% 53.9% 51.0% 62.5% 54.4% ($m) (unaudited) 2016 2017 2018 1H 2016 1H 2017 GAAP gross profit $21.5 $87.5 $208.3 $5.7 $35.5 Related party royalties 4.1 - - 2.1 - Adjusted gross profit $25.6 $87.5 $208.3 $7.8 $35.5 % net revenue 39.1% 46.1% 49.0% 37.5% 45.6% ($m) (unaudited) 2016 2017E 2018E 1H 2016 1H 2017 GAAP general & administrative $4.6 $25.9 $30.9 $1.7 $4.9 Legal fees (0.2) (0.9) (0.9) (0.1) (0.3) Deal fees - (13.9) - - (0.0) Adjusted general & administrative $4.4 $11.1 $30.0 $1.5 $4.6 % net revenue 6.8% 5.9% 7.1% 7.4% 5.9%

34 This Investor Presentation is for informational purposes only and does not constitute an offer to sell, a solicitation of an off er to buy, or a recommendation to purchase any equity, debt or other financial instruments of Purple Innovation, LLC (“Purple ” o r the “Company”) or GPAC or any of Purple’s or GPAC’s affiliates’ securities (as such term is defined under the U.S. Federal Securities Laws). This In ves tor Presentation has been prepared to assist interested parties in making their own evaluation with respect to the proposed b usi ness combination of Purple and GPAC and for no other purpose. The information contained herein does not purport to be all - inclusive. The data contai ned herein is derived from various internal and external sources. No representation is made as to the reasonableness of the a ssu mptions made within or the accuracy or completeness of any projections, modelling or back - testing or any other information contained herein. Any data on past performance, modeling or back - testing contained herein is no indication as to future performance. Purple and GP AC assume no obligation to update the information in this Investor Presentation. This Investor Presentation contains certain non - GAAP financi al information and forward - looking information which will not be included in future public filings or investor guidance. The inclusion of financial information or metrics in this presentation should not be construed as a commitment by Purple to provide guidance on such inf orm ation in the future. The trademarks and trademark symbols used herein are the properties of their respective companies. Use of Projections This Investor Presentation and the proxy statement referred to below contain financial forecasts with respect to Purple’s estimate d n et revenues, gross profit, gross margin, EBITDA and EBITDA margin for Purple’s fiscal years 2017 and 2018. Neither GPAC’s ind epe ndent auditors nor the independent auditors of Purple audited, reviewed, compiled or performed any procedures with respect to the p roj ections for the purpose of their inclusion in this Investor Presentation and, accordingly, neither of them expressed an opini on or provided any other form of assurance with respect thereto for the purpose of this Investor Presentation. These projections should not be relied upo n as being necessarily indicative of future results. In this Investor Presentation certain of the above - mentioned projected financial information has been repeated (in each case, wi th an indication that the information is an estimate and is subject to the qualifications presented herein), for purposes of pro viding comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual r es ults to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective re sul ts are indicative of the future performance of GPAC or Purple or that actual results will not differ materially from those pr ese nted in the prospective financial information. Inclusion of the prospective financial information in this Investor Presentation should not be regarde d a s a representation by any person that the results contained in the prospective financial information will be achieved. Forward Looking Statements Certain statements made in this Investor Presentation are “forward looking statements” within the meaning of the “safe harbor” provis ion s of the United States Private Securities Litigation Reform Act of 1995. When used in this Investor Presentation, the words “ est imates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future ,” “propose,” “poised,” “opportunities” and variations of these words or similar expressions (or the negative versions of such w ord s or expressions) are intended to identify forward - looking statements. These forward - looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of whi ch are outside GPAC’s or Purple’s control, that could cause actual results or outcomes to differ materially from those discussed in the forw ard - looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability for an y reason to close the merger transaction contemplated by the merger agreement; the inability to recognize the anticipated benefits of the proposed bus iness combination, which may be affected by, among other things, the amount of cash available following any redemptions by GP AC stockholders; the ability to meet NASDAQ’s listing standards following the consummation of the transactions contemplated by the proposed bu sin ess combination; costs related to the proposed business combination; Purple’s ability to manage growth; Purple’s ability to e xec ute its plans to develop and market new products and the timing and costs of these development programs; Purple’s estimates of the size of the ma rkets for its products; the rate and degree of market acceptance of Purple’s products; the success of other competing cushion ing and bedding technologies that exist or may become available; Purple’s ability to identify and integrate acquisitions; the performance of Pur ple’s products; rising costs or pricing pressures adversely affecting Purple’s profitability; potential litigation involving GPA C or Purple or the validity or enforceability of Purple’s intellectual property; general economic and market conditions impacting demand for Purple’s produc ts ; the possibility that Purple may be adversely affected by other economic, business and/or competitive factors; and other ris ks and uncertainties indicated from time to time in the definitive proxy statement of GPAC, including those set forth under “Risk Factors” therein , a nd other documents filed or to be filed with the SEC by GPAC. Neither GPAC nor Purple undertakes any obligation to update or rev ise any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law. Industry and Market Data In this Investor Presentation, Purple relies on and refers to information and statistics regarding market shares in the secto rs in which it competes and other industry data. Purple obtained this information and statistics from third - party sources, includin g reports by market research firms, such as KeyBanc Capital Markets Inc. Purple has supplemented this information where necessary with informatio n f rom discussions with Purple customers and its own internal estimates, taking into account publicly available information abou t o ther industry participants and Purple’s management’s best view as to information that is not publicly available. Use of Non - GAAP Financial Measures This Investor Presentation includes non - GAAP financial measures, including EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Adju sted Gross Profit, Adjusted Gross Profit Margin, Adjusted Cost of Goods Sold and Adjusted General and Administrative Expense. In this Investor Presentation, “EBITDA” means net income (loss) before interest expense, income taxes and depreciation and amortizati on and “Adjusted EBITDA” means EBITDA excluding loss on disposal, legal fees and deal fees associated with the Business Combinat ion , and related party royalties. EBITDA and Adjusted EBITDA do not represent, and should not be considered as, an alternative to net inc ome or cash flows from operations, each as determined in accordance with GAAP. Adjusted EBITDA Margin means Adjusted EBITDA d ivi ded by revenue. Adjusted Gross Profit means Gross profit (as calculated in accordance with GAAP) plus related party royalties. Adjus ted Gross Profit Margin means Adjusted Gross Profit divided by revenue. Adjusted Cost of Goods Sold means Cost of Goods Sold (as ca lculated in accordance with GAAP) less related party royalties. Adjusted General and Administrative Expense means General and Administrat ive Expense (as calculated in accordance with GAAP) less legal fees and transaction fees associated with the Business Combination . We have presented these non - GAAP measures in this Investor Presentation because we consider them key measures, because Purple believes t hat these measures are frequently used by analysts, investors and other interested parties in the evaluation of companies. Ot her companies may calculate these non - GAAP measures differently than Purple does. These non - GAAP measures have limitations as analyt ical tools, and you should not consider them in isolation or as a substitute for analysis of Purple’s results as reported und er GAAP. A reconciliation of these non - GAAP measures can be found in this presentation, which is an exhibit to GPAC’s Form 8 - K filed with the SEC and can be found on the SEC’s website at www.sec.gov and was also posted on the GPAC website at www.globalpartnerac.c om and the Purple website at www.onpurple.com. Additional Information about the Transaction and Where to Find It In connection with the proposed business combination, GPAC will file preliminary and definitive proxy statements with the SEC an d w ill mail a definitive proxy statement and other relevant documents to its stockholders. Investors and security holders of GPA C a re advised to read, when available, the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connecti on with GPAC’s solicitation of proxies for its stockholders’ meeting to be held to approve the proposed business combination bec aus e the proxy statements will contain important information about the proposed business combination and the parties to it. The definitive p rox y statement will be mailed to stockholders of GPAC as of a record date to be established for voting on the proposed business com bination. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Global Partner Acquisition Corp., c/o Andrew Cook, 1 Rockefeller Plaza, 11th Floor New York, New York 10020, e - mail: info@globalpartnerac.com. Participants in the Solicitation GPAC , Purple, and their respective directors, executive officers and other members of their management and employees, under SEC r ule s, may be deemed to be participants in the solicitation of proxies of GPAC stockholders in connection with the proposed busin ess combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and intere sts in GPAC’s directors and in its Annual Report on Form 10 - K for the fiscal year ended December 31, 2016, which was filed with the SEC on March 14, 2017. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies t o t he GPAC’s stockholders in connection with the proposed business combination will be set forth in the proxy statement for the pro posed business combination when available. Information concerning the interests of GPAC’s and Purple’s participants in the solicitation, whi ch may, in some cases, be different than those of GPAC’s and Purple’s equity holders generally, will be set forth in the proxy s tat ement relating to the proposed business combination when it becomes available. Disclaimer This Investor Presentation shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, n or shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to th e registration or qualification under the securities laws of any such jurisdiction. Disclaimer